SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e) (2) )
[X] Definitive  Proxy  Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                        AMERICAN MORTGAGE INVESTORS TRUST
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                 Name of Registrant as Specified in its Charter

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      Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check Appropriate Box):

[X] No fee required
[ ] Fee computed on table below per exchange Act Rules 14a-6 (i) (1) and 0-11.

   (1) Title of each class of securities to which transaction applies:
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   (2) Aggregate number of securities to which transaction applies:
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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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   (4) Proposed maximum aggregate value of transaction:
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   (5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:
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   (2) Form, Schedule or Registration Statement No.:
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   (3) Filing Party:
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   (4) Date File:
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

                        AMERICAN MORTGAGE INVESTORS TRUST

                    Notice of Annual Meeting of Shareholders

                                       on

                                  June 16, 1999


                                  -------------



                                                                     May 1, 1999


To the Shareholders of American Mortgage Investors Trust:


     NOTICE IS HEREBY GIVEN THAT the 1999 Annual Meeting of American Mortgage Investors Trust will be held Wednesday, June 16, 1999 at 3:00 p.m. (local time), at the American Stock Exchange; 86 Trinity Place, New York, New York, for the following purposes:


     (1) The election of three (3) Trustees for a term of one year, to expire in 2000.


     (2) The transaction of such other business as may properly come before the meeting or any adjournment thereof.


     The Board of Trustees recommends a vote "FOR" each of the listed nominees. The accompanying proxy statement contains additional information and should be carefully reviewed by Shareholders.


     The Board of Trustees has fixed the close of business on April 23, 1999 as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.


                         By Order of the Board of Trustees

                         /s/ J. Michael Fried

                         J. Michael Fried
                         Trustee, President, Chairman of the Board and Chief Executive Officer




IT IS MOST IMPORTANT THAT YOU COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED STAMPED, SELF-ADDRESSED PROXY CARD.


YOUR FAILURE TO PROMPTLY RETURN THE PROXY INCREASES THE OPERATING COSTS OF YOUR INVESTMENT.


YOU ARE CORDIALLY INVITED TO PERSONALLY ATTEND THE MEETING, BUT YOU SHOULD RETURN THE PROXY CARD WHETHER OR NOT YOU ATTEND THE MEETING.

                        AMERICAN MORTGAGE INVESTORS TRUST
                               625 Madison Avenue
                            New York, New York 10022
                                  -------------

                                 PROXY STATEMENT

                                  -------------

                         Annual Meeting of Shareholders

                                  INTRODUCTION


     The accompanying form of proxy is solicited on behalf of the Board of Trustees of American Mortgage Investors Trust (the "Trust") for use at the Annual Meeting of Shareholders of the Trust (the "Meeting") to be held Wednesday, June 16, 1999, at 3:00 p.m. (local time), at the American Stock Exchange; 86 Trinity Place, New York, New York and at any adjournments thereof. The Trust has first mailed these proxy materials to holders (the "Shareholders") of shares of beneficial interest, $.10 par value (the "Shares"), on or about May 1, 1999. The Trust's executive offices are located at 625 Madison Avenue, New York, New York, 10022 (telephone: (212) 421-5333). Shareholders of record at the close of business on April 23, 1999 (the "Record Date") will be entitled to vote at the Meeting or any adjournments thereof.


     Shares represented by properly executed proxy cards received by the Trust at or prior to the Meeting will be voted according to the instructions indicated on the proxy card. Unless contrary instructions are given, the persons named on the proxy card intend to vote the Shares so represented FOR the election of each of the three nominees for re-election as Trustees. Each proxy granted is revocable and may be revoked at any time prior to its exercise by giving written notice to the Trust of its revocation by submission of a duly executed proxy bearing a later date or by the vote of Shareholder cast in person at the Meeting.


     The Board of Trustees recommends a vote "FOR" each of the listed nominees.


     As of April 23, 1999 approximately 3,839,244 Shares of the Trust were outstanding, with each Share entitled to one vote on all matters that may come before the Meeting.


                              RECENT DEVELOPMENTS


Approval of Proposals and Name Change


     On April 6, 1999, the Company received the necessary consent from its Shareholders to approve proposals (the "Proposals") to restructure the Trust from a closed-ended, finite-life real estate investment trust ("REIT") to a publicly traded, open-ended, infinite-life operating REIT.


     The Proposals were presented in a definitive proxy statement that was mailed on February 12, 1999 to shareholders of record on February 5, 1999. In addition to restructuring the Trust to a publicly traded, open-ended, infinite-life REIT, the Proposals, among other matters, permit the Trust to modify its investment objectives, to incur a specified amount of indebtedness and to list the Trust's shares on a national exchange. As required by the Trust's Declaration of Trust (the "Trust Agreement"), the Proposals were approved by Shareholders holding a majority of the outstanding Shares entitled to vote. The Proposals, each of which was voted upon separately, received consents averaging 55.96% of the total outstanding Shares and 75.36% of the Shares for which the Trust received consents.


     AMIT has been approved for listing subject to notice of issuance on the American Stock Exchange under the symbol "AMC". Management expects that AMIT will begin trading on the American Stock Exchange in July, 1999, but no assurance can be given regarding the exact timing of such event.


     Following approval of The Proposals, the Board of Trustees, pursuant to
Section 1.1 of the Amended and Restated Trust Agreement (the "Trust Agreement"), approved a name change for the Trust. The new name will be "American Mortgage Acceptance Company", effective prior to the Trust's trading on the American Stock Exchange.

                             ELECTION OF TRUSTEES


     At the Meeting, three Trustees are to be elected for one-year terms expiring in 1999. All of the nominees are currently Trustees of the Trust. Trustees are elected by a majority of the votes cast (assuming the presence of a quorum consisting of a majority of the Shareholders whether present in person or by proxy).


     Unless Shareholders otherwise specify, the Shares represented by the proxies will be voted "FOR" the indicated nominees for election as Trustees. If for any reason any of the nominees become unavailable for election, the proxies solicited will be voted for such nominees as are selected by the Board. The Board has no reason to believe that any of the nominees will be unable or unwilling to continue to serve as a Trustee if elected. However, in the event that any nominee should be unable or for good cause unwilling to serve, the Shares represented by proxies received will be voted for another nominee selected by the Board. The Board of Trustees recommends a vote FOR each of the listed nominees.


     The following table sets forth information with respect to each nominee nominated to serve as a Trustee for a term to expire in 1999.


Name of Trustee/
Nominee for Election     Age     Principal Occupation
Peter T. Allen           53      Since 1977 Mr. Allen has been President of Peter Allen & Associates, Inc., a real estate development and management firm in which capacity he has been responsible for the leasing, refinancing and development of major commercial properties. Mr. Allen has also been an Adjunct Professor of the Graduate
                                 School of Business at the University of Michigan since 1981. Mr. Allen has been an Independent Trustee since 1993. Mr. Allen also serves on the Board of Directors of Aegis Realty, Inc. ("Aegis") and the Board of Trustees of
                                 Charter Municipal Mortgage Acceptance Company ("Charter"), which companies are also advised by affiliates of Related Capital Company
                                 ("Related").
Arthur P. Fisch          57      Mr. Fisch has been an attorney in private practice specializing in real property and securities law since October 1987, with Arthur P. Fisch, P.C. and Fisch &
                                 Kaufman. From 1975-1987, Mr. Fisch was employed by E.F. Hutton &
                                 Company, serving as First Vice President in the Direct Investment Department
                                 from 1981-1987 and associate general counsel from 1975-1980 in the legal department. As First Vice President he was responsible for the syndication and acquisition of millions of dollars in residential real estate. Mr. Fisch was the
                                 Corporate General Partner in four public real estate funds and responsible for the acquisition of several thousand apartment units. He was also in charge of the Subsidized Housing and Cable TV groups at E.F. Hutton's Direct Investment
                                 Department. Mr. Fisch has been an Independent Trustee since 1993. Mr. Fisch also serves on the Board of Directors of Aegis and the Board of Trustees of
                                 Charter.
J. Michael Fried         54      Mr. Fried is President, Chairman of the Board and Chief Executive Officer
                                 of the Trust and has held each of these positions since 1993. Mr. Fried is the sole shareholder of one of the general partners of Related, the real estate finance affiliate of the Related Companies, L.P. He is also President of
                                 Related. In that capacity he is generally responsible for all of syndication, finance, acquisition and investor reporting activities of Related and its affiliates. Mr. Fried practiced law in New York City with the law firm of
                                 Proskauer Rose Goetz and Mendelsohn from 1974 until he joined Related in
                                 1979. Mr. Fried also serves on the Board of Directors of Aegis and the Board of Trustees of Charter.

     The Board of Trustees does not have audit, nominating or compensation committees or committees performing similar functions.


     During the year ended December 31, 1998, the Board of Trustees held five meetings. The average attendance in the aggregate of the total number of Board and Committee meetings was 93.3%.

Interests Of Trustees


     As of March 1, 1998, no person was known by the Trust to be the beneficial owner of more than five percent of the outstanding Shares of the Trust. As of December 31, 1998, Related AMI Associates, Inc., a Delaware corporation (the "Advisor") owns 48,309 Shares of the Trust. J. Michael Fried is Director and President of the Advisor and Mr. Fried directly owns in excess of 10% of the Shares of the Advisor.


     There have been no direct financial transactions between the Trust and the directors and officers of the Advisor; however, the Advisor receives certain fees and compensation pursuant to the Advisory Services Agreement, dated as of March 29, 1993 and as amended as of October 26, 1993, December 31, 1993 and March 29, 1994 between the Trust and the Advisor. Mr. Fried, as a shareholder of the Advisor, receives an indirect benefit from such fees and compensation received by the Advisor.


Executive Compensation


     The Trust has six executive officers and three Trustees (two of whom are Independent Trustees). The Trust does not pay or accrue any fees, salaries or other forms of compensation to its executive officers. Independent Trustees receive compensation for serving as Trustees at the rate of $10,000 per year. Certain directors and officers of the Advisor and certain officers of the Trust receive compensation from the Advisor and its affiliates for services performed for various affiliated entities which may include services performed for the Trust. Such compensation may be based in part on the performance of the Trust; however, the Advisor believes that any compensation attributable to services performed for the Trust is immaterial.


                        INDEPENDENT PUBLIC ACCOUNTANTS


     KPMG LLP has been and is presently the independent auditors for the Trust. Representatives of KPMG LLP are expected to be present at the Meeting and to be available to respond to appropriate questions from Shareholders.



                           EXPENSES OF SOLICITATION


     The cost of soliciting proxies will be borne by the Trust. Brokers and nominees should forward soliciting materials to the beneficial owners of the Shares held of record by such persons, and the Trust will reimburse them for their reasonable forwarding expenses. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Trust and/or the Advisor by personal interview or telephone.


                               VOTING PROCEDURES


     The inspector of elections appointed by the Trust will count all votes cast, in person or by submission of a properly executed proxy, received at or prior to the Meeting. Abstentions and "broker non-votes" (nominees holding Shares for beneficial owners who have not voted on a specific matter) will be treated as present for purposes of determining whether a quorum is present at the Meeting. However, abstentions and broker non-votes will have no effect on the vote because the vote required is a plurality of the votes actually cast (assuming the presence of a quorum).


                            SHAREHOLDERS' PROPOSALS


     Any proposal by a Shareholder of the Trust intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Trust at its principal executive office not later than January 6, 2000 for inclusion in the Trust's proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with other requirements of the proxy solicitation rules of the Securities and Exchange Commission.


                          ANNUAL REPORT ON FORM 10-K


     UPON WRITTEN REQUEST BY ANY SHAREHOLDER ENTITLED TO VOTE AT THE MEETING, THE TRUST WILL FURNISH THAT PERSON WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. Requests should be addressed to Veronica Hunt at American Mortgage Investors Trust, 625 Madison Avenue, New York, New York 10022-1801.

                                OTHER BUSINESS


     The Board of Trustees does not know of any other matters to be brought before the Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgement on such matters.


     It is important that your Shares be represented at the Meeting. If you are unable to be present in person, please complete, date, sign and return the enclosed stamped, self-addressed proxy card. Your failure to do so will increase the costs of operating the Trust and decrease the return on your investment.


                         By Order of the Board of Trustees

                         /s/ J. Michael Fried

Dated: May 1, 1999       J. Michael Fried
                         Trustee, President, Chairman of the Board and Chief Executive Officer

[Line Art of Head of Statue of Liberty]

                     AMERICAN MORTGAGE INVESTORS TRUST PROXY

The undersigned hereby appoints J. Michael Fried, Stuart J. Boesky and Alan P. Hirmes and each of them, as proxy with the power of substitution to vote for the undersigned as indicated below and in their discretion on such other matters as may properly be considered at the Annual Meeting of Shareholders of American Mortgage Investors Trust to be held Wednesday, June 16, 1999 at 3:00 P.M., at the American Stock Exchange, 86 Trinity Place, New York, New York, and at any adjournments thereof.

The shares of beneficial interest represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR" all nominees listed. Please mark, date and sign below exactly as name appears and return the enclosed stamped, self addressed proxy card. If shares are held jointly, each shareholder named should sign. If signing as attorney, administrator, executor, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by duly authorized officer.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS OF AMERICAN MORTGAGE INVESTORS TRUST ON JUNE 16, 1999 AND ANY ADJOURNMENT THEREOF.

                             SHAREHOLDER PROXY FORM

     The Board of Trustees recommends a vote FOR all nominees listed below.

1. Election of the following nominees as Trustees for one-year terms:

Peter Allen, Arthur Fisch, and J. Michael Fried.

Please mark your votes as this  [  X  ]     [     ] For all nominees

                             [     ] Withhold Authority to vote for all Nominees

               [     ] For, except vote withheld from the following nominee (s):

                       ---------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

   Please mark, sign and date below exactly as name appears above and return this proxy card promptly

---------------------------------------------------
Signature                                      Date

                                [     ]   I plan on attending the annual meeting

---------------------------------------------------
Signature                                      Date

                                                  NO POSTAGE NECESSARY IF MAILED
                                                  IN THE  UNITED STATES



                               BUSINESS REPLY MAIL
                 FIRST CLASS MAIL  PERMIT NO 1110  NEW YORK, NY

                        POSTAGE WILL BE PAID BY ADDRESSEE

                        AMERICAN MORTGAGE INVESTORS TRUST
                           c/o RELATED CAPITAL COMPANY
                               625 MADISON AVENUE
                             NEW YORK, NY 10126-0855
                             ATTN: INVESTOR SERVICES
                                ================